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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) JANUARY 8, 2003

                                  SEEC, INC.
            (Exact name of registrant as specified in its charter)
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         PENNSYLVANIA              0-21985           55-0686906
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
 (State or other jurisdiction    (Commission        (IRS Employer
       of incorporation)         File Number)    Identification No.)
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                  PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                        PITTSBURGH, PENNSYLVANIA 15275
         (Address of principal executive offices including zip code)

                                (412) 893-0300
             (Registrant's telephone number, including area code)

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     This Current Report on Form 8-K/A includes certain financial information required by Item 7 that was not contained in the Current Report on Form 8-K dated and filed January 23, 2003. The registrant hereby amends its report on Form 8-K filed on January 23, 2003 by deleting the text under Item 7 and replacing it with the following text:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following information follows or is attached hereto as an exhibit:

     (a) Financial Statements of Business Acquired

         The following information is attached hereto as Exhibit 99.3:

            Reports of Independent Certified Public Accountants

            Consolidated Balance Sheets as of December 31, 2002 and 2001

            Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000

            Consolidated Statements of Stockholders' Deficit for the years ended December 31, 2002, 2001 and 2000

            Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

            Notes to Consolidated Financial Statements

     (b) Pro Forma Financial Statements

         The following information is attached hereto as Exhibit 99.4:

            Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

            Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002

            Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 2002 (SEEC) and December 31, 2001 (Asera)

            Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended December 31, 2002

            Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     (c) Exhibits

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EXHIBIT
  NO.                                  DESCRIPTION
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
   2.1* Asset Purchase Agreement dated as of January 8, 2003 by and between Sherwood Partners, Inc. and SEEC, Inc.

  10.1* Common Stock Purchase Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

  10.2* Bridge Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and KPCB Holdings, Inc.

  10.3* Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and Comdisco Ventures, Inc.
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  10.4*  Loan Assumption Agreement dated as of January 8, 2003 by and among
         Sherwood Partners, Inc., SEEC, Inc., Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc., and Heller Financial Leasing, Inc.

  10.5* Consent and Agreement dated as of January 8, 2003 by and among KPCB Holdings, Inc., Asera, Inc., Sherwood Partners, Inc., and SEEC, Inc.

  10.6* Consulting Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

   23.1  Consent of BDO Seidman, LLP

   23.2  Consent of Deloitte & Touche LLP

  99.1* Press Release of Registrant, dated January 8, 2003, announcing that it has purchased certain assets from Sherwood Partners, Inc.

  99.2* Press Release of Registrant, dated January 8, 2003, announcing that it has received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc.

   99.3  Financial Statements of Asera, Inc.

   99.4  Pro Forma Financial Statements
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*    Previously filed with the registrant's Current Report on Form 8-K filed
     January 23, 2003


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SEEC, Inc.
                                      -------------------------------------
                                                   (Registrant)


Date: March 24, 2003               By:          /s/ Ravindra Koka
                                      -------------------------------------
                                                  Ravindra Koka
                                        President, Chief Executive Officer
                                                   and Director

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                                EXHIBIT INDEX
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EXHIBIT
  NO.                                  DESCRIPTION
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
  2.1* Asset Purchase Agreement dated as of January 8, 2003 by and between Sherwood Partners, Inc. and SEEC, Inc.

 10.1* Common Stock Purchase Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

 10.2* Bridge Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and KPCB Holdings, Inc.

 10.3* Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and Comdisco Ventures, Inc.

 10.4* Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc., and Heller Financial Leasing, Inc.

 10.5* Consent and Agreement dated as of January 8, 2003 by and among KPCB Holdings, Inc., Asera, Inc., Sherwood Partners, Inc., and SEEC, Inc.

 10.6* Consulting Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

 23.1      Consent of BDO Seidman, LLP

 23.2      Consent of Deloitte & Touche LLP

 99.1* Press Release of Registrant, dated January 8, 2003, announcing that it has purchased certain assets from Sherwood Partners, Inc.

 99.2* Press Release of Registrant, dated January 8, 2003, announcing that it has received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc.

 99.3      Financial Statements of Asera, Inc.

 99.4      Pro Forma Financial Statements
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*    Previously filed with the registrant's Current Report on Form 8-K filed
     January 23, 2003